                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579


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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - May 5, 2004


                                Littelfuse, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                    0-20388                       36-3795742
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 (State of other                (Commission                  (IRS Employer
 jurisdiction of                File Number)               Identification No.)
 incorporation)



800 E. Northwest Hwy., Des Plaines, IL                           60016
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (847) 824-1188

ITEM 5.  Other Events

     The press release dated May 5, 2004, filed as exhibit 99.1 to this Current Report on Form 8-K, is hereby incorporated by reference.

     The press release, dated May 5, 2004, made a part of the Form include forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

     These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         99.1     Press release dated May 5, 2004

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              Littelfuse, Inc.

Date:  May 5, 2004                       By:  /s/ Philip G. Franklin
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                                              Philip G. Franklin
                                              Vice President, Operations Support
                                              and Chief Financial Officer

                                  Exhibit Index



99.1     Press Release, dated May 5, 2004